Exhibit 1.1

Execution Copy

PRINCIPAL FINANCIAL GROUP, INC.

50,650,000 Shares

Common Stock, Par Value $0.01 Per Share

UNDERWRITING AGREEMENT

May 11, 2009

MERRILL LYNCH & CO.

MERRILL LYNCH, PIERCE, FENNER & SMITH

INCORPORATED

One Bryant Park

New York, New York 10036

As Representative of the several Underwriters

named in Schedule I hereto

Ladies and Gentlemen:

Principal Financial Group, Inc., a Delaware corporation (the “Company”), proposes to issue and sell to you and the other underwriters named in Schedule I hereto (the “Underwriters”), for whom you are acting as the representative (the “Representative”), an aggregate of 50,650,000 shares (the “Firm Shares”) of common stock, par value $0.01 per share, of the Company (the “Common Stock”) and, at the election of the Representative acting on behalf of the Underwriters, to issue and sell to the Underwriters up to an additional 7,597,500 shares of Common Stock (the “Optional Shares,” and, together with the Firm Shares, the “Securities”), in each case on terms and for the purposes set forth in Section 2 hereof.

SECTION 1.           Representations and Warranties.  The Company represents and warrants to each Underwriter that:

(a)           An “automatic shelf registration statement” (as defined in Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”)) on Form S-3 in respect of the Securities (File No. 333-151582) (i) has been prepared by the Company in conformity with the requirements of the Securities Act, and the rules and regulations (the “Rules”) of the Securities and Exchange Commission (the “Commission”) thereunder, (ii) has been filed with the Commission under the Securities Act not earlier than the date that is three years prior to the Closing Date (as defined in Section 3 hereof) and (iii) upon its filing with the Commission, automatically became and is effective under the Securities Act.  Copies of such registration statement and any amendment thereto (excluding exhibits to such registration statement and all documents incorporated by reference in each prospectus contained therein that are available through the Commission’s Electronic Data Gathering and Retrieval System) have been delivered by the Company or are otherwise available to the Representative; and no other document with respect to such registration statement or any such document incorporated by reference therein has heretofore been filed or transmitted for filing with the Commission.  For purposes of this Agreement, the following terms have the specified meanings:

“Applicable Time” means 7:30 a.m. (New York City time) on May 12, 2009;

“Base Prospectus” means the base prospectus filed as part of the Registration Statement, in the form in which it has most recently been amended on or prior to the date hereof, relating to the Securities;

“Disclosure Package” means, as of the Applicable Time, the most recent Preliminary Prospectus, together with the information set forth on Schedule III hereto and each other Issuer Free Writing Prospectus, if any, filed or used by the Company on or before the Applicable Time and identified on Schedule II(a) hereto;

“Effective Date” means any date as of which any part of the Registration Statement or any post-effective amendment thereto relating to the Securities became, or is deemed to have become, effective under the Securities Act in accordance with the Rules (including pursuant to Rule 430B of the Rules);

“Final Prospectus” means the final prospectus relating to the Securities, including the Base Prospectus and the final prospectus supplement thereto relating to the Securities prepared pursuant to Section 5(a) hereof, as filed with the Commission pursuant to Rule 424(b) of the Rules and provided to the Representative for use by the Underwriters;

“Issuer Free Writing Prospectus” means each “free writing prospectus” (as defined in Rule 405 of the Rules) prepared by or on behalf of the Company or used or referred to by the Company in connection with the offering of the Securities and identified on Schedule II(b) hereto;

“Preliminary Prospectus” means any preliminary prospectus relating to the Securities, including the Base Prospectus and any preliminary prospectus supplement thereto relating to the Securities, included in the Registration Statement or as filed with the Commission pursuant to Rule 424(b) of the Rules and provided to the Representative for use by the Underwriters; and

“Registration Statement” means, collectively, the various parts of the above-referenced registration statement, each as amended as of the Effective Date for such part, including any Preliminary Prospectus or the Final Prospectus and all exhibits to such registration statement.

Any reference to the “most recent Preliminary Prospectus” will be deemed to refer to the latest Preliminary Prospectus included in the Registration Statement or filed pursuant to Rule 424(b) of the Rules prior to or on the date hereof (including, for purposes of this Agreement, any documents incorporated by reference therein prior to or on the date of this Agreement).  Any

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reference to any Preliminary Prospectus or the Final Prospectus will be deemed to refer to and include any documents incorporated by reference therein as of the date of such Preliminary Prospectus or the Final Prospectus, as the case may be.  Any reference to any amendment or supplement to any Preliminary Prospectus or the Final Prospectus will be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), after the date of such Preliminary Prospectus or the Final Prospectus, as the case may be, and incorporated by reference in such Preliminary Prospectus or the Final Prospectus, as the case may be; and any reference to any amendment to the Registration Statement will be deemed to include any annual report of the Company on Form 10-K filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the Effective Date that is incorporated by reference in the Registration Statement.

(b)           The Commission has not issued any order preventing or suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Final Prospectus; and no proceeding for any such purpose or pursuant to Section 8A of the Securities Act against the Company or related to the offering has been instituted or, to the knowledge of the Company, threatened by the Commission.  The Commission has not issued any order directed to any document incorporated by reference in the most recent Preliminary Prospectus or the Final Prospectus, and no proceeding has been instituted or, to the knowledge of the Company, threatened by the Commission with respect to any document incorporated by reference in the most recent Preliminary Prospectus or the Final Prospectus.  The Commission has not notified the Company of any objection to the use of the form of the Registration Statement.

(c)           The Company has been, and continues to be, a “well-known seasoned issuer” (as defined in Rule 405 of the Rules) and has not been, and continues not to be, an “ineligible issuer” (as defined in Rule 405 of the Rules), in each case at all times relevant under the Securities Act in connection with the offering of the Securities.

(d)           (i)  The Registration Statement conformed on the Effective Date and conforms on the date hereof, and any amendment to the Registration Statement filed after the date hereof will conform, in all material respects to the requirements of the Securities Act and the Rules.  The most recent Preliminary Prospectus conforms on the date hereof, and the Final Prospectus, and any amendment or supplement thereto, will conform as of its date and as of each Time of Delivery (as defined in Section 4 hereof), in all material respects to the requirements of the Securities Act and the Rules.  The documents incorporated by reference in the most recent Preliminary Prospectus or the Final Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects, to the requirements of the Securities Act or the Exchange Act, as applicable, and the Rules, and any further documents so filed and incorporated by reference in the Final Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform, in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the Rules; and no such documents have been filed with the Commission since the close of business of the Commission on the business day immediately prior to the date hereof.

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(ii)           The Registration Statement did not, as of the Effective Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that no representation or warranty is made as to information contained in or omitted from the Registration Statement in reliance upon and in conformity with written information furnished to the Company through the Representative by or on behalf of any Underwriter specifically for inclusion therein.

(iii)          The Disclosure Package did not, as of the Applicable Time, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that no representation or warranty is made as to information contained in or omitted from the Disclosure Package in reliance upon and in conformity with written information furnished to the Company through the Representative by or on behalf of any Underwriter specifically for inclusion therein.

(iv)          The Final Prospectus, and any amendment or supplement thereto, will not, as of its date and as of each Time of Delivery, contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that no representation or warranty is made as to information contained in or omitted from the Final Prospectus in reliance upon and in conformity with written information furnished to the Company through the Representative by or on behalf of any Underwriter specifically for inclusion therein.

(v)           The documents incorporated by reference in the most recent Preliminary Prospectus or the Final Prospectus, when they became effective or were first filed with the Commission, did not, and any further documents incorporated by reference therein, when they become effective or are first filed with the Commission, will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(e)           Each of Principal Financial Services, Inc., an Iowa business corporation (“Principal Financial”), Principal Life Insurance Company, an Iowa insurance company (“PLIC”), and Principal Global Investors LLC, a Delaware limited liability company (“Principal Investors,” and together with Principal Financial and PLIC, the “Significant Subsidiaries”), is a “significant subsidiary,” as such term is defined in Rule 405 of the Rules, and the Company has no other subsidiary that is a “significant subsidiary” within the meaning of such Rule.

(f)            Each of the Company and the Significant Subsidiaries has been duly incorporated and is validly existing as a corporation or limited liability company, as applicable, and is in good standing under the laws of its jurisdiction, with power and authority (corporate and other) to own its properties and conduct its business as described in the Final Prospectus; the Company is duly qualified to do business as a foreign corporation and is in good standing under the laws of each

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other jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified and in good standing in any such jurisdiction; and each Significant Subsidiary of the Company is duly qualified to do business as a foreign corporation, partnership or limited partnership, as applicable, and is in good standing under the laws of each other jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification and good standing, except where the failure to be so qualified or in good standing would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a “Material Adverse Effect”).

(g)           Each of the Company and its subsidiaries that are required to be organized and licensed or registered as an insurance or an insurance holding company (collectively, the “Insurance Entities”) is duly organized and licensed or registered as an insurance or insurance holding company, as the case may be, in its jurisdiction of incorporation, and, in the case of an insurance company, is duly licensed or authorized in each other jurisdiction where it is required to be so licensed or authorized to conduct its business and all such licenses or authorizations are in full force and effect with such exceptions as would not have, individually or in the aggregate, a Material Adverse Effect; provided, however, that in the case of PLIC’s insurance license in the State of Iowa and the Company’s insurance holding company registration in the State of Iowa, such license and such registration are in full force and effect in all respects.  Except as otherwise described in the most recent Preliminary Prospectus and the Final Prospectus, each of the Insurance Entities has all other approvals, orders, consents, authorizations, licenses, certificates, permits, registrations and qualifications (collectively, the “Approvals”) of and from all insurance and regulatory authorities, as the case may be, to conduct its business, with such exceptions as would not have, individually or in the aggregate, a Material Adverse Effect, and all such Approvals are in full force and effect except where the failure of such Approvals to be in full force and effect would not have, individually or in the aggregate, a Material Adverse Effect.  There is no pending or, to the knowledge of the Company after due inquiry, threatened action, suit, proceeding or investigation that could reasonably be expected to lead to the revocation, termination, suspension or limitation of any such Approval or otherwise impose any limitation on the conduct of business of any Insurance Entity, the revocation, termination or suspension of which would have, individually or in the aggregate, a Material Adverse Effect, and, to the knowledge of the Company after due inquiry, no insurance regulatory agency or body has issued any order or decree impairing, restricting or prohibiting the payment of dividends by any Insurance Entity.  Except as otherwise described in the most recent Preliminary Prospectus and the Final Prospectus, none of the Insurance Entities has received any notification from any applicable regulatory authority to the effect that any additional Approvals from such regulatory authority are needed to be obtained by such Insurance Entity in any case where it could be reasonably expected that (i) any of the Insurance Entities would in fact be required either to obtain any such additional Approvals or cease or otherwise limit engaging in certain business and (ii) the failure to have such Approvals or limiting such business would have, individually or in the aggregate, a Material Adverse Effect.  Each of the Company and its Insurance Entities is in compliance with all applicable insurance laws, rules, regulations, orders, bylaws and similar

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requirements which are applicable to it, and has filed all notices, reports, documents or other information required to be filed thereunder, in each case with such exceptions as would not have, individually or in the aggregate, a Material Adverse Effect.

(h)           Each of the Company and its subsidiaries that is engaged in the business of acting as a bank, broker-dealer or an investment advisor (respectively, a “Bank Subsidiary,” a “Broker-Dealer Subsidiary” and “Investment Advisor Subsidiary”) is duly licensed or registered as a bank, broker-dealer or investment advisor, as the case may be, in each jurisdiction where it is required to be so licensed or registered to conduct its business, in each case with such exceptions as would not have, individually or in the aggregate, a Material Adverse Effect.  Each Bank Subsidiary, Broker-Dealer Subsidiary and Investment Advisor Subsidiary has all other necessary Approvals of and from all applicable regulatory authorities, including any self-regulatory organization, to conduct its businesses, in each case with such exceptions as would not have, individually or in the aggregate, a Material Adverse Effect.  There is no pending or, to the knowledge of the Company after due inquiry, threatened action, suit, proceeding or investigation that could reasonably be expected to lead to the revocation, termination, suspension or limitation of any such Approval or otherwise impose any limitation on the conduct of business of any Bank Subsidiary, Broker-Dealer Subsidiary or Investment Advisor Subsidiary, the revocation, termination or suspension of which would have, individually or in the aggregate, a Material Adverse Effect.  Except as otherwise described in the most recent Preliminary Prospectus and the Final Prospectus, none of the Bank Subsidiaries, Broker-Dealer Subsidiaries or Investment Advisor Subsidiaries has received any notification from any applicable regulatory authority to the effect that any additional Approvals from such regulatory authority are needed to be obtained by such Bank Subsidiary, Broker-Dealer Subsidiary or Investment Advisor Subsidiary in any case where it could be reasonably expected that (i) any of the Bank Subsidiaries, Broker-Dealer Subsidiaries or Investment Advisor Subsidiaries would in fact be required either to obtain any such additional Approvals or cease or otherwise limit engaging in certain business and (ii) the failure to have such Approvals or limiting such business would have, individually or in the aggregate, a Material Adverse Effect; and each Bank Subsidiary, Broker-Dealer Subsidiary and Investment Advisor Subsidiary is in compliance with the requirements of the banking, broker-dealer and investment advisor laws and regulations of each jurisdiction which are applicable to such subsidiary, and has filed all notices, reports, documents or other information required to be filed thereunder, in each case with such exceptions as would not have, individually or in the aggregate, a Material Adverse Effect.

(i)            The Company has an authorized capitalization as set forth in the most recent Preliminary Prospectus and the Final Prospectus.  All of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued, and are fully paid and non-assessable and conform to the description thereof contained in the most recent Preliminary Prospectus and the Final Prospectus.  None of the outstanding shares of the Company’s capital stock was issued in violation of preemptive or other similar rights of any of its security holders.  All of the Company’s outstanding options, warrants and other rights to purchase or exchange any securities for shares of the Company’s capital stock have been duly authorized and validly issued and conform to the description thereof contained in the most recent Preliminary Prospectus and the Final Prospectus.  None of the Company’s outstanding options,

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warrants, or other rights to purchase or exchange any securities for shares of its capital stock was issued in violation of preemptive or other similar rights of any of its security holders.  All of the issued shares of capital stock of each Significant Subsidiary of the Company have been duly authorized and validly issued and are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

(j)            This Agreement has been duly authorized, executed and delivered by the Company.

(k)           The Securities have been duly authorized by the Company and, when issued by the Company in accordance with the terms of this Agreement against payment therefor, will be validly issued, fully paid and nonassessable; the Securities are not subject to pre-emptive rights in favor of the Company’s shareholders or any other person; and the Securities will conform in all material respects to the descriptions thereof contained in the Disclosure Package and the Final Prospectus.

(l)            The Company has all corporate power and authority necessary to execute and deliver this Agreement, to issue and deliver the Securities and to perform its obligations hereunder and thereunder; the issuance and delivery of the Securities being delivered on each Time of Delivery by the Company pursuant to this Agreement and the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or its subsidiaries is a party or by which the Company or its subsidiaries is bound or to which any of the property or assets of the Company or its subsidiaries is subject or give the holder of any of the notes, debentures, or other evidence of indebtedness of the Company or its subsidiaries the right to require repurchase, redemption or repayment of all or a portion of such indebtedness by any of the Company or its subsidiaries, or result in the creation or imposition of any lien, charge or encumbrance upon any of the assets, properties or operations of any of the Company or its subsidiaries, nor will such actions result in any violation of the provisions of the certificate of incorporation or by-laws or similar organizational documents of the Company or its subsidiaries or the plan of conversion of Principal Mutual Holding Company adopted on March 31, 2001 (the “Demutualization Plan”), or any statute or any order, rule or regulation of any court or insurance or other regulatory agency or governmental agency or body having jurisdiction over the Company or its subsidiaries or any of their respective properties or assets, in each case the effect of which (other than any violation of the provisions of the certificate of incorporation or by-laws or similar organizational documents of the Company or any of its subsidiaries), individually or in the aggregate, would be either to affect the validity of the Securities or affect adversely the consummation of the transactions contemplated hereby, or to have a Material Adverse Effect; and no notice, consent, approval, authorization, order, registration or qualification of or with or to any court or governmental agency or body is required for the execution and delivery of the Securities, including without limitation pursuant to the Demutualization Plan, except such as may have been previously obtained or as may be required under applicable state securities or “blue sky” laws.

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(m)          There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

(n)           Since the respective dates as of which information is given in the Registration Statement, the Disclosure Package or the Final Prospectus, except as otherwise stated therein, (i) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, (ii) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

(o)           The audited consolidated financial statements (including the related notes and supporting schedules) filed as part of the Registration Statement or included or incorporated by reference in the most recent Preliminary Prospectus and the Final Prospectus present fairly in all material respects on a consolidated basis the financial condition, the results of operations, changes in common stock and other shareholders’ equity and cash flows of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with U.S. generally accepted accounting principles applied on a consistent basis (except as noted with respect to the adoption of new accounting standards) throughout the periods involved.  The unaudited consolidated financial statements included in the most recent Preliminary Prospectus, the Final Prospectus and the Registration Statement and the related notes are true, complete and correct, subject to normally recurring changes resulting from year-end audit adjustments, and have been prepared in accordance with the instructions to Form 10-Q.

(p)           The statutory annual and quarterly statements of PLIC and the statutory balance sheets and income statements included in such statutory annual and quarterly statements, most recently filed in its domiciliary jurisdictions have been prepared in conformity with required or permitted or prescribed statutory accounting principles or practices applied on a consistent basis, except as may otherwise be indicated in the notes thereto and any normal year-end adjustments, and present fairly in all material respects the financial position of PLIC (on a statutory basis) for the period covered thereby.

(q)           Ernst & Young LLP, which has audited certain of the financial statements of the Company, whose report is incorporated by reference in the most recent Preliminary Prospectus and in the Final Prospectus and who have delivered the letters referred to in paragraphs (f) and (g) of Section 8 hereof, are an independent registered public accounting firm as required by the Securities Act and the Rules.

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(r)            Other than as set forth in the most recent Preliminary Prospectus and the Final Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would, individually or in the aggregate, have a Material Adverse Effect; and to the knowledge of the Company after due inquiry, no such proceedings are threatened or contemplated by governmental authorities.

(s)           The statements set forth in the Base Prospectus under the caption “Description of Capital Stock of Principal Financial Group, Inc.,” insofar as they purport to constitute a summary of the terms of the Common Stock, are accurate in all material respects.

(t)            There are no contracts or other documents which are required to be described in the most recent Preliminary Prospectus or the Final Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules which have not been described in the most recent Preliminary Prospectus and the Final Prospectus or filed as exhibits to the Registration Statement.

(u)           None of the Company or any of its subsidiaries is in violation of its certificate of incorporation or by-laws or similar organizational documents; and none of the Company or any of its subsidiaries is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any of its subsidiaries, which violation or default would have, individually or in the aggregate, a Material Adverse Effect.

(v)           The Company is not required to be registered as, and as of each Time of Delivery after giving effect to the offering of the Securities and the application of the proceeds therefrom in the manner contemplated in each of the most recent Preliminary Prospectus and the Final Prospectus will not be required to be registered as, an “investment company” as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), it being understood that certain separate accounts of PLIC are registered as investment companies under the Investment Company Act in the ordinary course of PLIC’s business.

(w)          To the knowledge of the Company, no insurance regulatory agency or body has issued any order or decree impairing, restricting or prohibiting the payment of dividends by any Significant Subsidiary that is required to be organized or licensed as an insurance company in its jurisdiction of incorporation to its parent which would have, individually or in the aggregate, a Material Adverse Effect, except as described in or contemplated by the Disclosure Package and the Final Prospectus.

(x)            Neither the Company nor any affiliate of the Company has taken, nor will the Company or any affiliate take, directly or indirectly, any action which is designed to or which has constituted or which would be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

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(y)           The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act) that (i) are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s Chief Executive Officer and its Chief Financial Officer by others within those entities, particularly during the periods in which the filings made by the Company with the Commission which it may make under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act are being prepared, (ii) have been evaluated for effectiveness as of the end of the Company’s most recent fiscal quarter and (iii) are effective to perform the functions for which they were established and comply with the requirements of the Exchange Act.

(z)            Not later than the date of the filing with the Commission of the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as the case may be, each of the Company’s independent registered public accounting firm and the Audit Committee of the Board of Directors of the Company had been advised of (i) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting.

(aa)         Neither the Company nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Company and, to the knowledge of the Company, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(bb)         The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with (i) all applicable financial recordkeeping requirements in all material respects, (ii) all applicable reporting requirements in all material respects and (iii) the money laundering statutes and the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

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(cc)         Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

SECTION 2.           Purchase of the Securities by the Underwriters.  (a)  On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, (i) the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the purchase price of $19.0588 per Firm Share, the number of Firm Shares set forth opposite such Underwriter’s name in Schedule I hereto and (ii) if and to the extent that the Representative exercises the election to purchase Optional Shares as provided in Section 2(b) hereof, the Company agrees to issue and sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the same purchase price, that portion of the number of the Optional Shares as to which such election shall have been exercised (to be adjusted by the Representative, if necessary, so as to eliminate fractions of shares of Common Stock) determined by multiplying the number of such Optional Shares by a fraction, the numerator of which is the maximum number of Firm Shares which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Firm Shares that all of the Underwriters are entitled to purchase hereunder.

(b)           The Company hereby grants to the Underwriters an option to purchase at the election of the Representative up to 7,597,500 Optional Shares, at the purchase price of $19.0588 per Optional Share. Any such election to purchase Optional Shares may be exercised in whole or in part from time to time by written notice from the Representative to the Company, with a copy to Debevoise & Plimpton LLP, given within a period of 30 days after the date of this Agreement, only for the purpose of covering overallotments, setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by the Representative, which shall in no event be earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless the Representative and the Company otherwise agree in writing, earlier than three or later than ten business days after the date of such notice.

SECTION 3.           Offering of the Securities by the Underwriters.  Upon authorization by the Representative of the release of the Securities, the several Underwriters propose to offer the Securities for sale upon the terms and conditions set forth in the Final Prospectus.

SECTION 4.           Delivery of and Payment for the Securities.  The Company will deliver, or cause to be delivered, the Securities to the Representative for the account of each Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Company to the Representative at least

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twenty-four hours in advance, by causing Computershare Investor Services, LLC, as registrar, to register the Securities in the name of Cede & Co., or such other nominee as DTC may designate, and shall cause DTC to credit the Securities to the account of the Representative at DTC.  The time and date of such delivery and payment, with respect to the Firm Shares, shall be 10:00 a.m., New York City time, on May 15, 2009 or such other time and date as the Representative and the Company may agree upon in writing, and, with respect to the Optional Shares shall be 10:00 a.m., New York City time, on the date specified by the Representative in the written notice given by the Representative of the Underwriters’ election to purchase the Optional Shares pursuant to Section 2(b) hereof, or at such other time and date as the Representative and the Company may agree upon in writing.  Such time and date for delivery of the Firm Shares is herein called the “First Time of Delivery,” such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called an “Optional Time of Delivery,” and each such time and date for delivery is herein called a “Time of Delivery.”

SECTION 5.           Further Agreements of the Company.   The Company covenants and agrees:

(a)           To prepare the Final Prospectus in a form approved by the Representative and to file the Final Prospectus pursuant to Rule 424(b) of the Rules not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A(a)(3) of the Rules; for so long as the delivery of a prospectus is required in connection with the offering and sale of the Securities (or in lieu thereof, the notice referred to in Rule 173(a) of the Rules):  (i) to make no further amendment or any supplement to the Registration Statement or to the Final Prospectus unless the Company has furnished to you a copy for your review prior to filing or transmission for filing of the same with or to the Commission, (ii) to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any amendment or supplement to the Prospectus has been filed and to furnish you with copies thereof, (iii) to file promptly all material required to be filed in connection with the offering of the Securities by the Company with the Commission pursuant to Rule 433(d) of the Rules, and (iv) to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Final Prospectus; to advise the Representative, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus, the Final Prospectus or any Issuer Free Writing Prospectus, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement, the Final Prospectus or any Issuer Free Writing Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Base Prospectus, any Preliminary Prospectus, the Final Prospectus or any Issuer Free Writing Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

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(b)           To furnish promptly to the Representative and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;

(c)           To deliver promptly to the Representative such number of the following documents as the Representative shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits and documents incorporated by reference therein that are available through the Commission’s Electronic Data Gathering and Retrieval System) and (ii) each Preliminary Prospectus, the Final Prospectus, any amended or supplemented Final Prospectus, and any Issuer Free Writing Prospectus; and, if the delivery of a prospectus is required at any time after the Applicable Time in connection with the offering or sale of the Securities and if at such time any events shall have occurred as a result of which the Disclosure Package or the Final Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when the Disclosure Package or the Final Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Disclosure Package or the Final Prospectus in order to comply with the Securities Act, to notify the Representative and, upon their request, to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representative may from time to time reasonably request of such amended or supplemented Disclosure Package or Final Prospectus which will correct such statement or omission or effect such compliance;

(d)           To file promptly with the Commission any amendment to the Registration Statement or the Final Prospectus or any supplement to the Final Prospectus that may, in the judgment of the Company or the Representative, be required by the Securities Act or requested by the Commission;

(e)           Prior to filing with the Commission any amendment to the Registration Statement or supplement to the Final Prospectus or any prospectus pursuant to Rule 424(b) of the Rules, to furnish a copy thereof to the Representative and counsel for the Underwriters and obtain the consent of the Representative to the filing thereof, which consent shall not be unreasonably withheld;

(f)            As soon as practicable after the date of the Final Prospectus, to make generally available to the Company’s security holders and to deliver to the Representative an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules (including, at the option of the Company, Rule 158 of the Rules);

(g)           For a period of five years following the date of the Final Prospectus, upon request by the Representative, to furnish to the Representative copies of all materials furnished by the Company to its shareholders and all public reports and all reports and financial statements

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furnished by the Company to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder, unless such materials, reports or financial statements are available on EDGAR;

(h)           Promptly from time to time to take such action as the Representative may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as the Representative may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities; provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

(i)            During a period of 90 days from the date hereof, the Company will not, without the prior written consent of the Representative, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or file any registration statement under the Securities Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise.  The foregoing sentence shall not apply to (A) the Securities to be sold hereunder, (B) any shares of Common Stock issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and referred to in the Final Prospectus, (C) any shares of Common Stock issued or options to purchase Common Stock granted pursuant to existing employee benefit plans of the Company referred to in the Final Prospectus, (D) any shares of Common Stock issued pursuant to any non-employee director stock plan or dividend reinvestment plan, (E) issuances by the Company of shares of Common Stock in connection with the acquisition of another corporation or entity or the acquisition of the assets or properties of any such corporation or entity, so long as the aggregate amount of such issuances does not exceed 10% of the total number of outstanding shares of Common Stock following the issuance of the Firm Shares and, if applicable, the Optional Shares or (F) issuances by the Company of shares of Common Stock in connection with the acquisition by another corporation or entity of the Common Stock, so long as the aggregate amount of such issuances does not exceed 10% of the total number of outstanding shares of Common Stock following the issuance of the Firm Shares and, if applicable, the Optional Shares;

(j)            To pay the required Commission filing fees relating to the Securities within the time required by Rule 456(b)(1) of the Rules without regard to the proviso therein and otherwise in accordance with Rule 457(r) of the Rules; and

(k)           To apply the net proceeds from the sale of the Securities as set forth in the Final Prospectus.

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SECTION 6.           Expenses.  The Company agrees to pay (a) the costs incident to the authorization, issuance, sale and delivery of the Securities and any taxes payable in that connection; (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto; (c) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Final Prospectus and any amendment or supplement to the Final Prospectus, all as provided in this Agreement; (d) the costs of producing this Agreement, any supplemental agreement among the Underwriters and any other related documents in connection with the offering, purchase, sale and delivery of the Securities, which costs, for the avoidance of doubt, shall not include any costs and expenses of counsel to the Underwriters; (e) any applicable listing or other fees; (f) the fees and expenses of qualifying the Securities under the securities laws of the several jurisdictions as provided in Section 5(i) and of preparing, printing and distributing a Blue Sky Memorandum (including related fees and expenses of counsel to the Underwriters); (g) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing or the offering of the Securities, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the Representative and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show; and (h) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement; provided that, except as provided in this Section 6 and in Section 12 hereof the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Securities which they may sell and the expenses of advertising any offering of the Securities made by the Underwriters.

SECTION 7.           Free Writing Prospectuses.

(a)           The Company represents and warrants to, and agrees with, each Underwriter that (i) other than any Issuer Free Writing Prospectus identified on Schedule II(b) hereto, the Company has not made, and will not make, any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus without the prior consent of the Representative (which consent shall not be unreasonably withheld); (ii) each Issuer Free Writing Prospectus conformed or will conform in all material respects to the requirements of the Securities Act and the Rules on the date of first use, and the Company has complied with any filing requirements applicable to such Issuer Free Writing Prospectus pursuant to Rule 433 of the Rules; (iii) each Issuer Free Writing Prospectus will not, as of its date and, to the extent not amended or superseded, through the time the Securities are delivered pursuant to Section 4 hereof, include any information that conflicts with the information contained in the Registration Statement, the most recent Preliminary Prospectus and the Final Prospectus; and (iv) each Issuer Free Writing Prospectus, except to the extent amended or superseded, when considered together with the information contained in the most recent Preliminary Prospectus, did not, as of the Applicable Time, contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made,

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not misleading, provided, however, that this representation and warranty shall not apply to any statements or omissions in an Issuer Free Writing Prospectus made in reliance upon and in conformity with written information furnished to the Company by an Underwriter through the Representative for use therein.

(b)           Each Underwriter represents and warrants to, and agrees with, the Company and each other Underwriter that, other than one or more written communications containing customary information relating to the terms of the Securities that do not require the Company to file any material pursuant to Rule 433(d) of the Rules, it has not made, and will not make any offer relating to the Securities that would constitute a “free writing prospectus” (as defined in Rule 405 of the Rules) required to be filed with the Commission, without the prior consent of the Company and the Representative.

(c)           The Company agrees that if at any time following issuance of an Issuer Free Writing Prospectus any event occurred or occurs as a result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statement, the most recent Preliminary Prospectus or the Final Prospectus or would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to the Representative and, if requested by the Representative, will prepare and furnish without charge to each Underwriter an Issuer Free Writing Prospectus or other document which will correct such conflict, statement or omission.

SECTION 8.           Conditions of Underwriters’ Obligations.  The respective obligations of the Underwriters hereunder are subject to the accuracy, when made and at each Time of Delivery, of the representations and warranties of the Company contained herein, to the performance by the Company of its obligations hereunder, and to each of the following additional conditions:

(a)           The Final Prospectus shall have been timely filed with the Commission in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Final Prospectus shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; no notice of objection of the Commission to use the Registration Statement or any post-effective amendment thereto shall have been received by the Company; and any request of the Commission for inclusion of additional information in the Registration Statement, any Issuer Free Writing Prospectus or the Final Prospectus or otherwise shall have been disclosed to the Representative and complied with to the Representative’s satisfaction.

(b)           All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Securities, the Registration Statement, any Issuer Free Writing Prospectus and the Final Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Company shall have furnished to such

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counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(c)           Debevoise & Plimpton LLP shall have furnished to the Representative their written opinion and negative assurance letter, as counsel to the Company, each addressed to the Underwriters and dated such Time of Delivery, in form and substance reasonably satisfactory to the Representative, to the effect set forth in Exhibits A-1 and A-2 attached hereto respectively.

(d)           Karen E. Shaff, Executive Vice President and General Counsel to the Company, shall have furnished to the Representative her written opinion and negative assurance, as counsel to the Company, each addressed to the Underwriters and dated such Time of Delivery, in form and substance reasonably satisfactory to the Representative, to the effect set forth in Exhibits B-1 and B-2 attached hereto respectively.

(e)           The Representative shall have received from Pillsbury Winthrop Shaw Pittman LLP, counsel for the Underwriters, such opinion or opinions, dated such Time of Delivery, with respect to the issuance and sale of the Securities, the Registration Statement, the Disclosure Package, the Final Prospectus and other related matters as the Representative may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

(f)            At the time of execution of this Agreement, the Representative shall have received from Ernst & Young LLP a letter or letters, in form and substance satisfactory to the Representative, addressed to the Underwriters and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the most recent Preliminary Prospectus, as of a date not more than five days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings.

(g)           With respect to the letter or letters of Ernst & Young LLP referred to in the preceding paragraph and delivered to the Representative concurrently with the execution of this Agreement (the “initial letters”), the Company shall have furnished to the Representative a letter (the “bring-down letter”) of such accountants, addressed to the Underwriters and dated such Time of Delivery (i) confirming that they are an independent registered public accounting firm within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Final Prospectus, as of a date not more than five days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial

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information and other matters covered by the initial letters and (iii) confirming in all material respects the conclusions and findings set forth in the initial letters.

(h)           At such Time of Delivery, there shall not have been, since the date hereof, since the Applicable Time or since the respective dates as of which information is given in the Prospectus or the Disclosure Package, except as otherwise stated therein, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Representative shall have received a certificate of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company, dated as of such Time of Delivery, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1 hereof are true and correct with the same force and effect as though expressly made at and as of such Time of Delivery, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to such Time of Delivery, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or, to their knowledge, contemplated by the Commission and the Commission has not notified the Company of any objection to the use of the form of Registration Statement or any post-effective amendment thereto.

(i)            On or after the date of this Agreement, (i) no downgrading shall have occurred in the rating accorded the Company’s debt securities or the debt securities of any of its Significant Subsidiaries (including any “surplus notes” of PLIC) or PLIC’s claims paying ability or financial strength by any “nationally recognized statistical rating organization,” as such term is defined in Section 3(a)(62) of the Exchange Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s debt securities or the debt securities of any of its Significant Subsidiaries (including any “surplus notes” of PLIC) or PLIC’s claims paying ability or financial strength.

(j)            The Company shall have obtained and delivered to the Underwriters executed copies of an agreement from each director and executive officer named in Schedule IV hereto substantially in the form attached as Exhibit C hereto.

(k)           No Underwriter shall have discovered and disclosed to the Company on or prior to such Time of Delivery that the Registration Statement, any Issuer Free Writing Prospectus, the Disclosure Package or the Final Prospectus or any amendment or supplement thereto contains an untrue statement of a fact which, in the reasonable opinion of Pillsbury Winthrop Shaw Pittman LLP, counsel for the Underwriters, is material or omits to state a fact which, in the reasonable opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

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(l)            The New York Stock Exchange shall have approved the Securities for listing, subject only to official notice of issuance.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Optional Shares, at a Time of Delivery which is after the First Time of Delivery, the obligations of the several Underwriters to purchase the relevant Optional Shares, may be terminated by the Representative by notice to the Company at any time at or prior to First Time of Delivery or such Time of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 6 and except that Sections 1, 9 and 15 shall survive any such termination and remain in full force and effect.

SECTION 9.           Indemnification and Contribution.

(a)           The Company agrees to indemnify and hold harmless each Underwriter, its affiliates, as such term is defined in Rule 501(b) of the Rules (each, an “Affiliate”), its selling agents and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act as follows:

(i)            against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto) or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii)           against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 9(d) hereof) any such settlement is effected with the written consent of the Company;

(iii)          against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Representative), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim

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whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representative expressly for use in the Registration Statement (or any amendment thereto) or any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto).

(b)           Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section 9, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), or any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representative expressly for use therein.

(c)           Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement.  In the case of parties indemnified pursuant to Section 9(a) hereof, counsel to the indemnified parties shall be selected by the Representative, and, in the case of parties indemnified pursuant to Section 9(b) hereof, counsel to the indemnified parties shall be selected by the Company.  An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party.  In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.  No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 9 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation,

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proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d)           If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 9(a)(ii) hereof effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.  Notwithstanding the immediately preceding sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, the indemnifying party shall not be liable for any settlement effected without its consent if the indemnifying party (a) reimburses such indemnified party to the extent it considers such request to be reasonable and otherwise in accordance with this Agreement and (b) provides written notice to the indemnified party setting forth its objection to such request, in each case prior to the date of such settlement.

(e)           If the indemnification provided for in this Section 9 is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other hand in connection with the statements or omissions, which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.  The relative benefits received by the Company on the one hand and the Underwriters on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the total underwriting discount received by the Underwriters, in each case as set forth on the cover of the Prospectus bear to the aggregate initial public offering price of the Securities as set forth on the cover of the Prospectus. The relative fault of the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9(e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation

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which does not take account of the equitable considerations referred to above in this Section 9(e).  The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 9(e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this Section 9(e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9(e), each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each Underwriter’s Affiliates and selling agents shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company.  The Underwriters’ respective obligations to contribute pursuant to this Section 9(e) are several in proportion to the number of Firm Shares set forth opposite their respective names in Schedule I hereto and not joint.

SECTION 10.         Defaulting Underwriters.

If, on a Time of Delivery, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase such Securities which the defaulting Underwriter agreed but failed to purchase on such Time of Delivery in the respective proportions which the number of Securities set opposite the name of each remaining non-defaulting Underwriter in Schedule I hereto bears to the aggregate number of Securities set opposite the names of all the remaining non-defaulting Underwriters in Schedule I hereto; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Securities on such Time of Delivery if the aggregate number of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 9.09% of the aggregate number of Securities to be purchased on such Time of Delivery, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the number of Securities which it agreed to purchase on such Time of Delivery pursuant to the terms of Section 2 hereof.  If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Representative who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Securities to be purchased on such Time of Delivery.  If the remaining Underwriters or other underwriters satisfactory to the Representative do not elect to purchase the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase on such Time of Delivery, this Agreement shall

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terminate without liability on the part of any non-defaulting Underwriter or the Company, except that the Company will continue to be liable for the payment of expenses to the extent set forth in Sections 6 and 12 hereof.  As used in this Agreement, the term “Underwriter” includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule I hereto who, pursuant to this Section 10, purchases Securities which a defaulting Underwriter agreed but failed to purchase.

Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company for damages caused by its default.  If other Underwriters are obligated or agree to purchase the Firm Shares of a defaulting or withdrawing Underwriter, either the Representative or the Company may postpone such Time of Delivery for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement, the Final Prospectus or in any other document or arrangement.

SECTION 11.         Termination.  (a)  The Representative may terminate this Agreement, by notice to the Company, at any time at or prior to the First Time of Delivery (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus (exclusive of any supplement thereto) or the Disclosure Package, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representative, impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the New York Stock Exchange, or if trading generally on the New York Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the Financial Industry Regulatory Authority or any other governmental authority, or (iv) a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, or (v) if a banking moratorium has been declared by either Federal or New York authorities.

(b)           If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 6 hereof, and provided further that Sections 1, 9 and 15 shall survive such termination and remain in full force and effect.

SECTION 12.         Reimbursement of Underwriters’ Expenses.  If the Company shall fail to tender the Securities for delivery to the Underwriters by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed, or because any other

23

condition of the Underwriters’ obligations hereunder required to be fulfilled by the Company is not fulfilled, the Company will reimburse the Underwriters for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Securities, and upon demand the Company shall pay the full amount thereof to the Representative.  If this Agreement is terminated pursuant to Section 10 by reason of the default of one or more Underwriters, the Company shall not be obligated to reimburse any defaulting Underwriter on account of those expenses.

SECTION 13.         Notices, etc.  All statements, requests, notices and agreements hereunder shall be in writing, and:

(a)           if to the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission to Merrill Lynch, Pierce, Fenner & Smith Incorporated, One Bryant Park, New York, New York 10036, Attention: Syndicate Department, Fax: 646-855-3073, with a copy to ECM-Legal at the same address and Fax: 212-230-8730; and

(b)           if to the Company, shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention:  General Counsel (Fax: 515-235-9852); provided, however, that any notice to an Underwriter pursuant to Section 9(c) shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its acceptance telex to the Representative, which address will be supplied to any other party hereto by the Representative upon request.  Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.  The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by the Representative.

In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Company, which information may include the name and address of their respective clients, as well as other information that will allow the Underwriters to properly identify their respective clients.

SECTION 14.         Persons Entitled to Benefit of Agreement.  This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company, and their respective successors.  This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the directors, officers and the person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Underwriters contained in Section 9(b) of this Agreement shall be deemed to be for the benefit of directors of the Company, officers of the Company who have signed the Registration Statement and any person controlling the Company within the meaning of Section 15 of the Securities Act.  Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to

24

in this Section 14, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

SECTION 15.         Survival.  The respective indemnities, representations, warranties and agreements of the Company and the Underwriters contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

SECTION 16.         Definition of the Terms “Business Day” and “Subsidiary.”  For purposes of this Agreement, (a) “business day” means each Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close and (b) “subsidiary” has the meaning set forth in Rule 405 of the Rules.

SECTION 17.         Research Analyst Independence.  The Company acknowledges that the Underwriters’ research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Underwriters’ research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Company and/or the offering of the Securities that differ from the views of their respective investment banking divisions.  The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Underwriters with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Company by such Underwriters’ investment banking divisions.  The Company acknowledges that each of the Underwriters is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement.

SECTION 18.         Nature of Relationship.  The Company acknowledges and agrees that in connection with the offering and the sale of the Securities or any other services the Underwriters may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Underwriters:  (i) no fiduciary or agency relationship between the Company and any other person, on the one hand, and the Underwriters, on the other hand, exists; (ii) the Underwriters are not acting as advisors, experts or otherwise, to the Company, including, without limitation, with respect to the determination of the public offering price of the Securities, and such relationship between the Company, on the one hand, and the Underwriters, on the other hand, is entirely and solely a commercial relationship, based on arms-length negotiations; (iii) any duties and obligations that the Underwriters may have to the Company shall be limited to those duties and obligations specifically stated herein; and (iv) the Underwriters and their respective affiliates may have interests that differ from those of the Company.  The Company

25

hereby waives any claims that the Company may have against the Underwriters with respect to any breach of fiduciary duty in connection with this offering.

SECTION 19.         Governing Law. This Agreement shall be governed by and construed in accordance with the laws of New York.

SECTION 20.         Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

SECTION 21.         Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

26

If the foregoing correctly sets forth the agreement between the Company and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

Very truly yours,

PRINCIPAL FINANCIAL GROUP, INC.

By	/s/ Larry Zimpleman
Name: Larry Zimpleman
Title: President and CEO

By	/s/ Karen E. Shaff
Name: Karen E. Shaff
Title: Executive Vice President & General Counsel

Accepted:

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED

By	/s/ William Egan
Authorized Signatory

For itself and as Representative of the several Underwriters named in Schedule I hereto

SCHEDULE I

Underwriter	Number of Firm Shares to be Purchased

Merrill Lynch, Pierce, Fenner & Smith Incorporated	32,669,250

Deutsche Bank Securities Inc.	7,597,500

Citigroup Global Markets Inc.	5,065,000

Wachovia Capital Markets, LLC	3,545,500

Fox-Pitt Kelton Cochran Caronia Waller (USA) LLC	886,375

Samuel A. Ramirez & Company, Inc.	886,375

Total	50,650,000

I-1

SCHEDULE II

ISSUER FREE WRITING PROSPECTUSES

(a)                                  Materials other than the most recent Preliminary Prospectus, together with the information set forth on Schedule III hereto, that comprise the Disclosure Package:

•                  None

(b)                                 Approved Issuer Free Writing Prospectuses:

•                  Electronic roadshow on www.netroadshow.com

II-1

SCHEDULE III

INFORMATION TO BE INCLUDED IN THE
DISCLOSURE PACKAGE

Number of Firm Shares:

50,650,000 shares

Number of Optional Shares:

7,597,500 shares

Initial Public Offering Price:

$19.7500 per Security

First Time of Delivery:

May 15, 2009; 10:00 a.m. (New York City time)

III-1

SCHEDULE IV

LIST OF DIRECTORS AND EXECUTIVE OFFICERS

John E. Aschenbrenner

Betsy J. Bernard

Jocelyn Carter-Miller

Gary E. Costley

Michael T. Dan

Daniel Gelatt

J. Barry Griswell

Sandra L. Helton

Daniel J. Houston

William T. Kerr

Richard L. Keyser

Julia M. Lawler-Johnson

Terry Lillis

Arjun K. Mathrani

James P. McCaughan

Karen E. Shaff

Norman R. Sorensen

Elizabeth E. Tallett

Larry D. Zimpleman

IV-1

EXHIBIT A-1

Form of Opinion of Debevoise & Plimpton LLP

May [•], 2009

Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith

                                                Incorporated
                        as Representative of the Underwriters named in
                        Schedule I to the Underwriting Agreement

c/o Merrill Lynch, Pierce, Fenner & Smith Incorporated

One Bryant Park

New York, New York  10036

Principal Financial Group, Inc.

Ladies and Gentlemen:

We have acted as special counsel to Principal Financial Group, Inc., a Delaware corporation (the “Company”), in connection with the issuance and sale today by the Company of [•] shares (the [“Securities”][“Primary Shares”]) of its Common Stock, par value $0.01 per share (the “Common Stock”), pursuant to the Underwriting Agreement, dated May [•], 2009 (the “Underwriting Agreement”), among the Company, you, as representative of the several underwriters, and the other underwriters named in Schedule I to the Underwriting Agreement (you and such other underwriters, collectively, the “Underwriters”) [and your notice, dated May [•], 2009, of the Underwriters exercise of their over-allotment option pursuant to Section 2(b) of the Underwriting Agreement with respect to [•] additional shares of Common Stock (together with the Primary Shares, the “Securities”)].(1) We are delivering this letter to you pursuant to Section 8(c) of the Underwriting Agreement.

As used herein, the following terms shall have the following meanings:  The term “DGCL” means the General Corporation Law of the State of Delaware, as currently in effect.

(1) Note: To be included if over-allotment option exercised and closes simultaneously with primary shares.

A-1-1

The term “1940 Act” means the Investment Company Act of 1940, as amended.  The term “Prospectus” means the base prospectus, dated June 11, 2008, filed as part of the Company’s registration statement on Form S-3 (Registration No. 333-151582), as supplemented by, and together with, the prospectus supplement, dated May [•], 2009 (the “Prospectus Supplement”), relating to the Securities, in the form filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended.

In rendering the opinions expressed below, (a) we have examined and relied on the originals, or copies certified or otherwise identified to our satisfaction, of such agreements, documents and records of the Company and its subsidiaries and such other instruments and certificates of public officials, officers and representatives of the Company and its subsidiaries and others as we have deemed necessary or appropriate for the purposes of such opinions, (b) we have examined and relied as to factual matters upon, and have assumed the accuracy of, the statements made in the certificates of public officials, officers and representatives of the Company and its subsidiaries and others delivered to us and the representations and warranties contained in or made pursuant to the Underwriting Agreement and (c) we have made such investigations of law as we have deemed necessary or appropriate as a basis for such opinions.  In rendering the opinions expressed below, we have assumed, with your permission, without independent investigation or inquiry, (i) the authenticity and completeness of all documents submitted to us as originals, (ii) the genuineness of all signatures on all documents that we examined, (iii) the conformity to authentic originals and completeness of documents submitted to us as certified, conformed or reproduction copies and (iv) the legal capacity of all natural persons executing documents.

Based upon and subject to the foregoing and the assumptions, qualifications and limitations hereinafter set forth, we are of the opinion that:

                                                1.                                       The Company is validly existing and in good standing under the laws of the State of Delaware, with the corporate power and authority to conduct its business as described in the Prospectus.

                                                2.                                       The authorized capital stock of the Company is as stated in the Prospectus under the heading “Description of Capital Stock of Principal Financial Group, Inc.”

                                                3.                                       The Securities being sold to the Underwriters today have been duly authorized by the Company and, when issued and delivered to and paid for by the Underwriters today in accordance with the terms of the Underwriting Agreement, will be validly issued, fully paid and non-assessable.

                                                4.                                       The statements in the Prospectus under the heading “Description of Capital Stock of Principal Financial Group, Inc.—Common Stock,” insofar as such statements purport to summarize certain terms of the Common Stock, are accurate in all material respects.

A-1-2

                                                5.                                       The Underwriting Agreement has been duly authorized, executed and delivered by or on behalf of the Company.

                                                6.                                       The Company is not, and, on the date hereof after giving effect to the offering and sale of the Securities in the manner contemplated in the Underwriting Agreement and the Prospectus, will not be, required to be registered as an “investment company” (as defined in the 1940 Act) under the 1940 Act.

                                                7.                                       Subject to the limitations, qualifications and assumptions in the Prospectus, the statements in the Prospectus Supplement under the heading “Certain U.S. Federal Tax Considerations for Non-U.S. Holders,” insofar as such statements purport to summarize United States Federal tax law or state legal conclusions with respect thereto, are accurate in all material respects.

We express no opinion as to the laws of any jurisdiction other than the laws of the State of New York, the DGCL and the Federal laws of the United States of America, as currently in effect, in each case that in our experience are normally applicable to transactions of the type contemplated by the Underwriting Agreement without regard to the particular nature of the business conducted by the Company.

The opinions expressed herein are solely for the benefit of the Underwriters and, without our prior written consent, neither our opinions nor this opinion letter may be disclosed to or relied upon by any other person.  This opinion letter is limited to, and no opinion is implied or may be inferred beyond, the matters expressly stated herein.  The opinions expressed herein are rendered only as of the date hereof, and we assume no responsibility to advise you of facts, circumstances, changes in law, or other events or developments that hereafter may occur or be brought to our attention and that may alter, affect or modify the opinions expressed herein.

Very truly yours,

A-1-3

EXHIBIT A-2

Form of Negative Assurance Letter of Debevoise & Plimpton LLP

May [•], 2009

Merrill Lynch & Co.

Merrill Lynch, Pierce, Fenner & Smith

                                                Incorporated
                        as Representative of the Underwriters named in
                        Schedule I to the Underwriting Agreement

c/o Merrill Lynch, Pierce, Fenner & Smith Incorporated

One Bryant Park

New York, New York  10036

Principal Financial Group, Inc.

Ladies and Gentlemen:

We have acted as special counsel to Principal Financial Group, Inc., a Delaware corporation (the “Company”), in connection with the issuance and sale today by the Company of [•] shares (the “Primary Shares”) of its Common Stock, par value $0.01 per share (the “Common Stock”), pursuant to the Underwriting Agreement, dated May [•], 2009 (the “Underwriting Agreement”), among the Company, you, as representative of the several underwriters, and the other underwriters named in Schedule I to the Underwriting Agreement (you and such other underwriters, collectively, the “Underwriters”).  The Company has granted the Underwriters an option to purchase up to [•] additional shares of Common Stock (the “Option Shares” and, together with the Primary Shares, the “Securities”).  We are delivering this letter to you pursuant to Section 8(c) of the Underwriting Agreement.

In so acting, we have reviewed the registration statement on Form S-3 (Registration No. 333-151582) of the Company filed with the Securities and Exchange

A-2-1

Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Act”), the Time of Sale Information (as defined below) and the final prospectus supplement, dated May [•], 2009 (the “Prospectus Supplement”), relating to the Securities, in the form filed with the Commission pursuant to Rule 424(b) under the Act.  As used herein, the term “Registration Statement” means such registration statement on the date such registration statement is deemed to be effective pursuant to Rule 430B under the Act for purposes of liability under Section 11 of the Act of the Company and the Underwriters (which, for purposes hereof, is May [•], 2009, the “Effective Date”), including the information deemed to be a part of such registration statement as of the Effective Date pursuant to Rule 430B under the Act.  The term “Base Prospectus” means the basic prospectus, dated June 11, 2008, filed as part of the Registration Statement.  The term “Preliminary Prospectus Supplement” means the preliminary prospectus supplement, dated May [•], 2009, relating to the Securities, in the form filed with the Commission pursuant to Rule 424(b) under the Act.  The term “Time of Sale Information” means, collectively, the Base Prospectus, the Preliminary Prospectus Supplement, and the information set forth in Annex A hereto.  The term “Prospectus” means the Base Prospectus as supplemented by, and together with, the Prospectus Supplement.

We have reviewed and discussed the contents of the Registration Statement, the Time of Sale Information and the Prospectus with certain officers and employees of the Company, its inside counsel, representatives of the Company’s  independent accountants, representatives of the Underwriters and Underwriters’ counsel.  We have not ourselves checked the accuracy, completeness or fairness of, or otherwise verified, and we are not passing upon and assume no responsibility for the accuracy, completeness or fairness of, the statements contained in the Registration Statement, the Time of Sale Information, the Prospectus or the documents incorporated by reference in any of the foregoing, and have made no independent check or verification thereof.  We have assumed the accuracy of the representations and warranties of the Company set forth in Section 1(c) of the Underwriting Agreement as to its status as a “well-known seasoned issuer” as defined in Rule 405 under the Act.

On the basis of the foregoing, we advise you as follows:

                                                (i)                                     The Registration Statement, as of the Effective Date, and the Prospectus, as of the date of the Prospectus Supplement, appeared to us on their face to be appropriately responsive in all material respects to the requirements as to form of the Act and the applicable rules and regulations of the Commission thereunder; except that we express no view as to (a) the documents incorporated by reference in the Registration Statement or the Prospectus; (b) the financial statements, the related notes and schedules, and other financial information contained in or omitted from the Registration Statement or the Prospectus; or (c) Regulation S-T.

A-2-2

                                                (ii)                                  No facts have come to our attention that have caused us to believe that (a) the Registration Statement, as of the Effective Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (b) the Time of Sale Information, as of [•] [a.m./p.m.], New York City time, on May [•],2009, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (c) the Prospectus, as of the date of the Prospectus Supplement and as of the date and time of the delivery of this letter, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that in each case we express no belief as to (1) the financial statements, the related notes and schedules, and other financial information contained in or omitted from the Registration Statement, the Time of Sale Information or the Prospectus; or (2) the report of management’s assessment of the effectiveness of internal control over financial reporting or the auditor’s attestation report thereon contained in the Registration Statement, the Time of Sale Information or the Prospectus.

                                                (iii)                               The Registration Statement became effective upon filing under the Act, and, based exclusively on the telephone advice of the staff of the Commission, to our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the Act and no proceedings for such purpose are pending before the Commission.

This letter is solely for the benefit of the Underwriters and, without our prior written consent, neither our beliefs nor this letter may be disclosed to or relied upon by any other person.  This letter is limited to the matters stated herein and no views are implied or may be inferred beyond the matters expressly stated herein.  The beliefs expressed herein are rendered only as of the date hereof, and we assume no responsibility to advise you of facts, circumstances, changes in law or other events or developments that hereafter may occur or be brought to our attention and that may alter, affect or modify the beliefs expressed herein.

Very truly yours,

A-2-3

Annex A

[To conform with Schedule III to Underwriting Agreement]

A-2-4

EXHIBIT B-1

Form of Opinion of Karen E. Shaff,

General Counsel of the Company

May [•], 2009

Merrill Lynch & Co.

Merrill Lynch, Pierce, Fenner & Smith

                                                Incorporated
                        as Representative of the Underwriters named in
                        Schedule I to the Underwriting Agreement

c/o Merrill Lynch, Pierce, Fenner & Smith Incorporated

One Bryant Park

New York, New York  10036

Principal Financial Group, Inc.

Ladies and Gentlemen:

I am Executive Vice President and General Counsel of Principal Financial Group, Inc., a Delaware corporation (the “Company”).  In such capacity, I or lawyers in the Company’s law department under my supervision have acted as counsel to the Company in connection with the issuance and sale today by the Company of [•] shares (the [“Securities”][“Primary Shares”]) of its Common Stock, par value $0.01 per share (the “Common Stock”), pursuant to the Underwriting Agreement, dated May [•], 2009 (the “Underwriting Agreement”), among the Company, you, as representative of the several underwriters, and the other underwriters named in Schedule I to the Underwriting Agreement (you and such other underwriters, collectively, the “Underwriters”) [and your notice, dated May [•], 2009, of the Underwriters exercise of their over-allotment option pursuant to Section 2(b) of the Underwriting Agreement with respect to [•] additional shares of Common Stock (together with the Primary Shares, the “Securities”)].(1)  I am delivering this letter to you pursuant to Section 8(d) of the Underwriting Agreement.

(1) Note: To be included if over-allotment option exercised and closes simultaneously with primary shares.

B-1-1

As used herein, the following terms shall have the following meanings:  The term “Prospectus” means the base prospectus, dated June 11, 2008, filed as part of the Company’s registration statement on Form S-3 (Registration No. 333-151582) (the “Registration Statement”), as supplemented by, and together with, the prospectus supplement, dated May [•], 2009, relating to the Securities, in the form filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Act”).

In rendering the opinions expressed below, (a) I or lawyers under my supervision have examined and relied on the originals, or copies certified or otherwise identified to our satisfaction, of such agreements, documents and records and such other instruments and certificates as we have deemed necessary or appropriate for the purposes of such opinions, (b) I or lawyers under my supervision have examined and relied as to factual matters upon, and have assumed the accuracy of, the statements made in the certificates of others delivered to us and the representations and warranties contained in or made pursuant to the Underwriting Agreement and (c) I or lawyers under my supervision have made such investigations of law as we have deemed necessary or appropriate as a basis for such opinions.  In rendering the opinions expressed below, I have assumed, with your permission, without independent investigation or inquiry, (i) the authenticity and completeness of all documents submitted to us as originals, (ii) the genuineness of all signatures on all documents that I or lawyers under my supervision examined, (iii) the conformity to authentic originals and completeness of documents submitted to us as certified, conformed or reproduction copies and (iv) the legal capacity of all natural persons executing documents.

Based upon and subject to the foregoing and the assumptions, qualifications and limitations hereinafter set forth, I am of the opinion that:

1.                                       The Company is duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with the corporate power and authority to own its properties and conduct its business as described in the Prospectus; and the Company is duly qualified and in good standing to do business as a foreign corporation authorized to do business in each jurisdiction in which its ownership or leasing of property or the conduct of its business requires such qualification, except where failure to be so qualified would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a “Material Adverse Effect”).

2.                                       The authorized capital stock of the Company is as stated in the Prospectus under the heading “Description of Capital Stock of Principal Financial Group, Inc.”

3.                                       All of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable.

4.                                       The Securities being sold to the Underwriters today have been duly authorized by the Company and, when issued and delivered to and paid for by the Underwriters

B-1-2

today in accordance with the terms of the Underwriting Agreement, will be validly issued, fully paid and non-assessable.

5.                                       The statements in the Prospectus under the heading “Description of Capital Stock of Principal Financial Group, Inc.—Common Stock,” insofar as such statements purport to summarize certain terms of the Common Stock, are accurate in all material respects.

6.                                       Each of Principal Financial Services, Inc., Principal Life Insurance Company and Principal Global Investors LLC (each, a “Significant Subsidiary”) has been duly incorporated or organized, as the case may be, and is validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, as applicable, with the corporate power and authority to own its properties and conduct its business as described in the Prospectus; and each Significant Subsidiary is duly qualified and in good standing to do business as a foreign corporation or limited liability company, as applicable, authorized to do business in each jurisdiction in which its ownership or leasing of property or the conduct of its business requires such qualification, except where failure to be so qualified would not have a Material Adverse Effect.

7.                                       All of the issued shares of capital stock of each Significant Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable, and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

8.                                       Except as described in the Prospectus, there is no action, suit or proceeding pending, nor, to the best of my knowledge, is there any action, suit or proceeding threatened against the Company or any of its Significant Subsidiaries that would reasonably be expected to have a Material Adverse Effect or is required to be disclosed in the Registration Statement or the Prospectus.

9.                                       The Underwriting Agreement has been duly authorized, executed and delivered by or on behalf of the Company.

10.                                 The execution, delivery and performance by the Company of the Underwriting Agreement do not and the issuance and sale today by the Company of the Securities in accordance with the terms of the Underwriting Agreement will not (a) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument, to my knowledge, which the Company or any of its Significant Subsidiaries is a party or by which the Company or any of its Significant Subsidiaries is bound or to which any of the property or assets of the Company or any of its Significant Subsidiaries is subject, nor will such actions result in any violations of the provisions of (b) the certificate of incorporation or by-laws of the Company or similar organizational documents of the Significant Subsidiaries or (c) to my knowledge, any statute or any order,

B-1-3

rule or regulation of any court or governmental agency or body having jurisdiction over the Company, any of its Significant Subsidiaries or any of their properties, except, in the case of clauses (a) and (c), for such conflicts, breaches, violations or defaults that would not have a Material Adverse Effect or would not affect the validity of the Securities or would not affect adversely the consummation of the transactions contemplated in the Underwriting Agreement; provided that I express no opinion in this paragraph (10) with respect to United States Federal or state securities laws.

11.                                 No consent or authorization of, approval by, notice to, or filing with, any court or governmental authority is required to be obtained or made on or prior to the date hereof in connection with the execution, delivery and performance by the Company of the Underwriting Agreement and the issuance and sale today by the Company of the Securities in accordance with the terms of the Underwriting Agreement, except for any consents, authorizations, approvals, notices and filings that have been obtained or made and are in full force and effect and those consents, authorizations, approvals, notices and filings that, if not made, obtained or done would not have a Material Adverse Effect; provided that I express no opinion in this paragraph (11) with respect to United States Federal or state securities laws.

12.                                 Except as described in the Prospectus, to the best of my knowledge, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

In rendering the opinion set forth in paragraph 3, I have assumed that the consideration required by the resolutions of the board of directors of the Company authorizing the issuance of all issued shares of Common Stock has been received in full by the Company.

The opinions set forth in paragraphs 10 and 11 as to the performance by the Company of its obligations in accordance with the terms of the Underwriting Agreement are based solely upon the facts and circumstances as they exist on the date hereof and are rendered as if the Company had performed such obligations on the date hereof.

In rendering the opinion in paragraph 10, I do not express any opinion as to any computation of any financial ratio, covenant or measurement under any contract covered under paragraph 10, or as to compliance with any financial ratio, covenant or measurement contained in any such contract.

I express no opinion as to the laws of any jurisdiction other than the laws of the State of Iowa, the General Corporation Law of the State of Delaware and the Federal laws of the United

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States of America, as currently in effect, in each case that in my experience are normally applicable to transactions of the type contemplated by the Underwriting Agreement.

The opinions expressed herein are solely for the benefit of the Underwriters and, without my prior written consent, neither my opinions nor this opinion letter may be disclosed to or relied upon by any other person.  This opinion letter is limited to, and no opinion is implied or may be inferred beyond, the matters expressly stated herein.  The opinions expressed herein are rendered only as of the date hereof, and I assume no responsibility to advise you of facts, circumstances, changes in law, or other events or developments that hereafter may occur or be brought to my attention and that may alter, affect or modify the opinions expressed herein.

Very truly yours,

B-1-5

EXHIBIT B-2

Form of Negative Assurance Letter of Karen E. Shaff,

General Counsel of the Company

May [•], 2009

Merrill Lynch & Co.

Merrill Lynch, Pierce, Fenner & Smith

                                                Incorporated
                        as Representative of the Underwriters named in
                        Schedule I to the Underwriting Agreement

c/o Merrill Lynch, Pierce, Fenner & Smith Incorporated

One Bryant Park

New York, New York  10036

Principal Financial Group, Inc.

Ladies and Gentlemen:

I am Executive Vice President and General Counsel of Principal Financial Group, Inc., a Delaware corporation (the “Company”).  In such capacity, I or lawyers in the Company’s law department under my supervision have acted as counsel to the Company in connection with the issuance and sale today by the Company of [•] shares (the “Primary Shares”) of its Common Stock, par value $0.01 per share (the “Common Stock”), pursuant to the Underwriting Agreement, dated May [•], 2009 (the “Underwriting Agreement”), among the Company, you, as representative of the several underwriters, and the other underwriters named in Schedule I to the Underwriting Agreement (you and such other underwriters, collectively, the “Underwriters”).  The Company has granted the Underwriters an option to purchase up to [•] additional shares of Common Stock (the “Option Shares” and, together with the Primary Shares, the “Securities”).  I am delivering this letter to you pursuant to Section 8(d) of the Underwriting Agreement.

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In so acting, I or lawyers in the Company’s law department under my supervision have reviewed and discussed with lawyers in the Company’s law department under my supervision the registration statement on Form S-3 (Registration No. 333-151582) of the Company filed with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Act”), the Time of Sale Information (as defined below) and the final prospectus supplement, dated May [•], 2009 (the “Prospectus Supplement”), relating to the Securities, in the form filed with the Commission pursuant to Rule 424(b) under the Act.  As used herein, the term “Registration Statement” means such registration statement on the date such registration statement is deemed to be effective pursuant to Rule 430B under the Act for purposes of liability under Section 11 of the Act of the Company and the Underwriters (which, for purposes hereof, is May [•], 2009, the “Effective Date”), including the information deemed to be a part of such registration statement as of the Effective Date pursuant to Rule 430B under the Act.  The term “Base Prospectus” means the basic prospectus, dated June 11, 2008, filed as part of the Registration Statement.  The term “Preliminary Prospectus Supplement” means the preliminary prospectus supplement, dated May [•], 2009, relating to the Securities, in the form filed with the Commission pursuant to Rule 424(b) under the Act.  The term “Time of Sale Information” means, collectively, the Base Prospectus, the Preliminary Prospectus Supplement and the information set forth in Annex A hereto.  The term “Prospectus” means the Base Prospectus as supplemented by, and together with, the Prospectus Supplement.

I have not myself checked the accuracy, completeness or fairness of, or otherwise verified, and I am not passing upon and assume no responsibility for the accuracy, completeness or fairness of, the statements contained in the Registration Statement, the Time of Sale Information, the Prospectus or the documents incorporated by reference in any of the foregoing, and have made no independent check or verification thereof.

On the basis of the foregoing, I advise you as follows:

(i)                                       The Registration Statement, as of the Effective Date, and the Prospectus, as of the date of the Prospectus Supplement, appeared to me on their face to be appropriately responsive in all material respects to the requirements as to form of the Act and the applicable rules and regulations of the Commission thereunder; except that I express no view as to (a) the financial statements, the related notes and schedules, and other financial information contained in or omitted from the Registration Statement or the Prospectus; or (b) Regulation S-T.

(ii)                                    No facts have come to my attention that has caused me to believe that (a) the Registration Statement, as of the Effective Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (b) the Time of Sale Information, as of [•] [a.m./p.m.], New York City time, on [•], contained any untrue statement of a material fact or omitted to state a material fact necessary

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in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (c) the Prospectus, as of the date of the Prospectus Supplement and as of the date and time of delivery of this letter, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that in each case I express no belief as to the financial statements, the related notes and schedules, and other financial information contained in or omitted from the Registration Statement, the Time of Sale Information or the Prospectus.

(iii)                                 The Registration Statement became effective upon filing under the Act, and, based exclusively on the telephone advice of the staff of the Commission, to my knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the Act and no proceedings for such purpose are pending before the Commission.

This letter is solely for the benefit of the Underwriters and, without my prior written consent, neither my beliefs nor this letter may be disclosed to or relied upon by any other person.  This letter is limited to the matters stated herein and no views are implied or may be inferred beyond the matters expressly stated herein.  The beliefs expressed herein are rendered only as of the date hereof, and I assume no responsibility to advise you of facts, circumstances, changes in law or other events or developments that hereafter may occur or be brought to my attention and that may alter, affect or modify the beliefs expressed herein.

Very truly yours,

B-2-3

Annex A

[To conform with Schedule III to Underwriting Agreement]

B-2-4

EXHIBIT C

Form of Lock-Up Agreement

PRINCIPAL FINANCIAL GROUP, INC.

LOCK-UP AGREEMENT

                                                                                                                                                May •, 2009

MERRILL LYNCH &  CO.

MERRILL LYNCH, PIERCE, FENNER & SMITH

                                INCORPORATED

One Bryant Park

New York, New York  10036

As Representative of the several
  Underwriters to be named in the
  within-mentioned Underwriting Agreement

Re:                               Proposed Public Offering by Principal Financial Group, Inc.

Dear Sirs:

The undersigned, an officer and/or director of Principal Financial Group, Inc., a Delaware corporation (the “Company”), understands that Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Representative”) proposes to enter into an Underwriting Agreement (the “Underwriting Agreement”) with the Company providing for the public offering of shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”).  In recognition of the benefit that such an offering will confer upon the undersigned as a stockholder and an officer and/or director of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each underwriter to be named in the Underwriting Agreement that, during a period of 90 days from the date of the Underwriting Agreement (the “Lock-Up Period”), the undersigned will not, without the prior written consent of the Representative, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any shares of the Company’s Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file, or cause to be filed, any registration statement under the Securities Act of 1933, as amended, with respect to any of the foregoing (collectively, the “Lock-Up Securities”) or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Lock-Up Securities, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise.

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Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer the Lock-Up Securities without the prior written consent of the Representative provided that (1) the Representative receives a signed lock-up agreement for the balance of the Lock-Up Period from each donee, trustee, distributee, or transferee, as the case may be, (2) any such transfer shall not involve a disposition for value, and (3) no filing by any party (donor, donee, transferor or transferee) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shall be required or shall be voluntarily made in connection with such transfer (other than a filing on a Form 5 made after the expiration of the Lock-Up Period):

(i)

as a bona fide gift or gifts; or

(ii)

to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned (for purposes of this lock-up agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin); or

(iii)

as a distribution to limited partners or stockholders of the undersigned; or

(iv)

to the undersigned’s affiliates or to any investment fund or other entity controlled or managed by the undersigned.

Notwithstanding anything herein to the contrary, (a) if the undersigned has entered into a written trading plan established pursuant to Rule 10b5-1 of the Exchange Act prior to the commencement of the Lock-Up Period, the undersigned may sell any shares of Common Stock pursuant to such plan during the Lock-Up Period without any notice to Representatives, (b) the undersigned may enter into one or more written trading plans established pursuant to Rule 10b5-1 of the Exchange Act during the Lock-Up Period, but may not sell any shares of Common Stock or securities convertible into or exchangeable or exercisable for any Common Stock pursuant to such plan during the Lock-Up Period, and (c) the undersigned may exercise stock options or otherwise receive Common Stock from the Company during the Lock-Up Period.  Any Common Stock received upon exercise of options granted to the undersigned or otherwise received by the undersigned from the Company will also be subject to this Agreement.

The undersigned agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this lock-up agreement during the period from the date of this lock-up agreement to and including the 34th day following the expiration of the Lock-Up Period, it will give notice thereof to the Company and will not consummate such transaction or take any such action unless it has received written confirmation from the Company that the Lock-Up Period has expired.

The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the Lock-Up Securities except in compliance with the foregoing restrictions.

Very truly yours,

Signature:
Print Name:

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